UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 15, 2010
Pyramid Oil Company

(Exact name of registrant as specified in its charter)

California	001-32989	94-0787340

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2008 — 21st Street Bakersfield, California	93301

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (661) 325-1000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     Effective September 15, 2010, Pyramid Oil Company (the “Company”) and John H. Alexander entered into a Severance Award Agreement pursuant to which, among other things, the Company agreed to make a severance payment to Mr. Alexander upon his future termination of employment with the Company. Mr. Alexander will receive 25,000 shares of the Company’s common stock (adjusted for any subsequent stock split, stock dividend, or similar transaction). Mr. Alexander currently serves as the Company’s Chief Executive Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pyramid Oil Company
September 21, 2010	By:	/s/ John H. Alexander
		Name:	John H. Alexander
		Title:	Chief Executive Officer

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